                           UNDISCOVERED MANAGERS FUNDS

                                   PROSPECTUS
                                February 2, 2004


     Investor Class shares of:
                         Undiscovered Managers Behavioral Growth Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

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TABLE OF CONTENTS

The Fund                                                                       2

WHAT YOU SHOULD KNOW ABOUT THE FUND'S INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund                                   2
The Fund's Fees and Expenses                                                   4
Other Policies and Additional Disclosure on Risks                              5
The Fund's Management                                                          6

Your Investment                                                                8

OPENING AND MAINTAINING YOUR UNDISCOVERED MANAGERS FUNDS ACCOUNT

Buying Shares                                                                  8
Selling Shares                                                                 9
General Shareholder Services                                                  10
Dividends, Distributions and Taxes                                            11
Rule 12b-1 Fees                                                               12

Additional Information                                                        13

Financial Highlights                                                          14

Where to get More Information about the Fund                          Back Cover

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THE FUND

Undiscovered Managers Funds has four investment portfolios. Only one of these portfolios, the Undiscovered Managers Behavioral Growth Fund portfolio (the "Behavioral Growth Fund" or the "Fund"), offers Investor Class shares. The Fund's Investor Class shares are offered in this Prospectus.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

INVESTMENT OBJECTIVE

Growth of capital


PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.


PRINCIPAL RISKS

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

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FUND PERFORMANCE

The bar chart below shows the annual total returns of the Investor Class shares of the Behavioral Growth Fund for the 1999, 2000, 2001, 2002 and 2003 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Investor Class shares to the returns of the Russell 2500 Growth Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class shares from year to year and by showing how the average annual returns of the Fund's Investor Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. From commencement of operations of the Fund's Investor Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, J.P. Morgan Investment Management Inc. ("JPMIM") became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                   Annual Total Returns of the Fund's Investor
    Class Shares for the Calendar Years Ended 12/31/99, 12/31/00, 12/31/01,
                              12/31/02 and 12/31/03

1999      65.13%
2000     -27.05%
2001     -22.69%
2002     -17.53%
2003      57.00%

During the period shown in the bar chart above, the highest quarterly return of the Fund's Investor Class shares was 35.91% for the quarter ended December 31, 1999, and the lowest quarterly return of the Fund's Investor Class shares was (29.44)% for the quarter ended September 30, 2001.

                   Average Annual Total Returns of the Fund's
               Investor Class Shares (for periods ended 12/31/03)

                                                                                     SINCE COMMENCEMENT OF
                                                                                    INVESTMENT OPERATIONS OF
                                                                                  THE INVESTOR CLASS SHARES OF
                                                          ONE YEAR   FIVE YEARS        THE FUND (7/31/98)
--------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                       57.00%        3.81%               6.41%
   Return After Taxes on Distributions(1)                    57.00%        3.58%               6.19%
   Return After Taxes on Distributions
     and Sale of Fund Shares(1)                              37.05%        3.22%               5.50%
   Russell 2500 Growth Index(2)
   (Reflects no deductions for fees, expenses or taxes)      46.32%        3.83%               4.09%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

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THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

                                                                     BEHAVIORAL
                                                                     GROWTH FUND
                                                                      INVESTOR
                                                                       CLASS
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                        none
Maximum Deferred Sales Charge (Load)                                    none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             none
Redemption Fees                                                         none
Exchange Fees                                                           none

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
Management Fees                                                         0.95%
Distribution and/or Service (12b-1) Fees(1)                             0.35%
Other Expenses                                                          0.52%
Total Annual Fund Operating Expenses                                    1.82%
Fee Waiver and Expense Reimbursement(2)                                (0.17)%
Net Expenses(2)                                                         1.65%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     BEHAVIORAL
                                                                     GROWTH FUND
One Year                                                              $    168
Three Years                                                           $    539
Five Years                                                            $    953
Ten Years                                                             $  2,109

(1) 12b-1 fees cause long-term Investor Class shareholders to pay more than would be permitted if such fees were a front-end sales charge.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Investor Class shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the net expenses shown above through January 30, 2006. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. See THE FUND'S MANAGEMENT -- FUND EXPENSES below.

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OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS
The Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER
The Fund is actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by the Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND
The Fund is not a complete investment program, and the Fund has a specialized investment objective. The investment objective and policies of the Fund can be changed without shareholder approval, except for the policies that are identified in the Fund's Statement of Additional Information (the "SAI") as "fundamental."


MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES
The Fund invests mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of the convertible securities held by the Fund tends to fall when prevailing interest rates rise.

SMALL COMPANIES
The Fund may invest in companies with relatively small market capitalization.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. Because the Fund may invest in companies with smaller capitalization, its net asset value per share may fluctuate more widely than market averages.

TEMPORARY DEFENSIVE STRATEGY
Under exceptional market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation.

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THE FUND'S MANAGEMENT

INVESTMENT ADVISER

The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

JPMIM has responsibility for the management of the Fund's affairs, under the supervision of the Fund's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by the Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-adviser, and it monitors and evaluates the sub-adviser to help assure that the sub-adviser is managing the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of its sub-adviser. The team at JPMIM providing these services is led by Andrew Spencer, Managing Director and Chief Investment Officer of the JPMorgan Funds, who joined JPMIM in 1986. Mr. Spencer previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. The sub-adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund's transactions.

The Fund will pay JPMIM a management fee at the annual percentage rate of 0.95% of the Fund's average daily net assets, subject to the fee waiver and expense reimbursement arrangements described below.


SUB-ADVISER AND PORTFOLIO MANAGERS

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of the Fund's portfolio. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller and Frederick W. Stanske have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996.

JPMIM will pay Fuller & Thaler for services rendered during the Fund's fiscal year a sub-advisory fee at the annual percentage rate of 0.60% of the Fund's average daily net assets.


FUND EXPENSES

JPMorgan Chase Bank has contractually agreed that it will reimburse the Fund to the extent total annual operating expenses of the Investor Class shares of the Fund (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed an annual percentage rate of 1.65% of the average daily net assets of such class. This agreement has a term running through January 30, 2006, and is renewable from year to year thereafter. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

PREVIOUS INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS

From the Fund's commencement of operations until January 30, 2004, Undiscovered Managers, LLC served as the investment adviser to the Fund. For the Behavioral Growth Fund's fiscal year ended August 31, 2003, Undiscovered Managers, LLC was paid at the annual percentage rate of 0.95% of the Fund's average daily net assets, subject to a fee deferral arrangement. Prior to January 31, 2004, Undiscovered Managers, LLC had contractually agreed to reduce its management fees and pay the expenses of the Fund's Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the annual percentage rate of 1.65% of the average daily net assets of the Investor Class shares of the Fund, subject to the obligation of the Fund to repay Undiscovered Managers, LLC such deferred fees and expenses in future years, if any, when the Fund's Investor Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fell below the stated percentage rate, but only to the extent that such repayment would not cause the Fund's Investor Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that the Fund was not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred before December 28, 1999, the Fund's repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred). This agreement was terminated on January 30, 2004, and the Fund's obligation to repay such deferred fees and expenses has been permanently waived by Undiscovered Managers, LLC.

Prior to January 31, 2004, Undiscovered Managers, LLC paid Fuller & Thaler for services rendered a sub-advisory fee at the annual percentage rate of 0.60% of the Fund's average daily net assets.


OTHER ARRANGEMENTS

The Fund and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which JPMIM will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and JPMIM will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that the Fund and JPMIM will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of the Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The order also will permit the Fund to disclose to shareholders the management fees only in the aggregate for the Fund.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a monthly fee from the Fund at the annual rate of 0.25% of the Fund's average daily net asset value.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. ("JPMFD") is the distributor for the Fund. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

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YOUR INVESTMENT


BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Investor Class shares of the Fund. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank. These payments are made at JPMorgan Chase Bank's own expense. The price you pay for your shares is the net asset value (NAV) per share of the Investor Class of the Fund. NAV is the value of everything the Investor Class of the Fund owns, minus everything the class owes, divided by the number of outstanding shares of the class. The Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. When fair value is used, the prices of securities used by the Fund to calculate its class' NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless JPMIM determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm you want to buy shares of the Fund and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Investor Class shares must be paid for by 4:00p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.

GENERAL
Federal law requires the Fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The Fund may not be able to establish an account if the person does not provide the necessary information. In addition, the Fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the Fund is unable to verify the person's identity after an account is established, the Fund may be required to involuntarily redeem the person's shares and close the account.

The Fund has the right to reject any purchase order or to cease offering shares at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date

The Funds will not issue certificates for Investor Class shares.

MINIMUM INVESTMENT
Investors must buy a minimum $10,000 worth of Investor Class shares to open an account. The minimum investment may be less for certain investors. If you purchase shares through a financial intermediary and hold such shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to you individually. There are no minimum levels for subsequent purchases.


SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center, by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm you want to sell shares of the Fund. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your investment representative or financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.

The Fund will normally redeem your shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Fund's Board of Trustees determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, you will normally incur brokerage commissions upon subsequent disposition of any such securities. However, Undiscovered Managers Funds is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of Undiscovered Managers Funds at the beginning of such period.


GENERAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from the Fund. Telephone redemption and exchange privileges will be established automatically when you open an account unless you elect on the application to decline the privileges. Other privileges must be specifically elected. A medallion signature guarantee may be required to establish these privileges after an account is opened.

EXCHANGING FUND SHARES
You may not exchange Investor Class shares for Institutional Class shares.

ABUSIVE TRADING
The Behavioral Growth Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Fund and its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of the Fund, or exchanges between or among funds, that indicates market timing or abusive trading. There are limitations on the ability of the Fund and its administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Fund and its administrator's efforts may be reduced. Systematic Exchanges, if applicable, and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

RETIREMENT PLANS
The Fund's Investor Class shares may be purchased by all types of tax-deferred retirement plans. The Fund's distributor makes available retirement plan forms for IRAs.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in the Fund and other portfolios of Undiscovered Managers Funds and JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund, JPMIM, JPMFD or Fuller & Thaler liable for any loss or expenses arising from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Undiscovered Managers Funds may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

The Fund currently issues two classes of shares. This prospectus relates only to Investor Class Shares of the Behavioral Growth Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions. The Fund declares and pays its net investment income to shareholders as dividends annually. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any net capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Fund's Board of Trustees. The Board of Trustees may change the frequency with which the Fund declares or pays dividends.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.

Dividends and net capital gain distributions will automatically be reinvested in additional shares of the Fund on the record date unless a shareholder has elected to receive cash. The taxation of dividends will not be affected by the form in which you receive them.

The Fund intends to qualify to be taxed as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

For federal income tax purposes, net investment income dividends are taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of net investment income designated by the Fund as derived from "qualified dividend income" will be taxable to non-corporate U.S. shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level. Taxes on distributions of net capital gains are determined by how long the Fund owned the portfolio securities that generated the gains, rather than by how long a shareholder has owned his/her shares. Distributions of net capital gains realized from the sale or exchange of portfolio securities that the Fund owned for one year or less will be taxable to shareholders as ordinary income. Distributions of net capital gains from portfolio securities that the Fund owned for more than one year will be taxable to shareholders as capital gains. Long-term capital gain rates applicable to non-corporate U.S. shareholders have been temporarily reduced--in general, to 15%--for taxable years beginning on or before December 31, 2008. Dividends and distributions are taxable to a shareholder of the Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Dividends and distributions are taxable as described above regardless of whether they are distributed in cash or additional shares.

Certain designated dividends from the Fund are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement).

Early in each calendar year, the Fund will send each shareholder and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the shareholder during the preceding year.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

Any gain resulting from the redemption, sale or exchange of shares of the Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Fund for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.


RULE 12b-1 FEES

Under a Service and Distribution Plan relating to Investor Class shares adopted by Undiscovered Managers Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, Undiscovered Managers Funds may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares, (ii) providing services relating to Investor Class shares (which would be in addition to any general services provided to the Fund as a whole) and
(iii) providing additional personal services to Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under such plan with respect to the Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

Currently, the Fund offers two classes of shares--Institutional Class shares and Investor Class shares. Certain other investment portfolios of Undiscovered Managers Funds have only Institutional Class shares. Institutional Class shares are offered in a separate prospectus. Institutional Class shares are identical to Investor Class shares, except that Institutional Class shares bear no 12b-1 fees, and Investor Class shares have separate voting rights in certain circumstances. Since the Fund's Institutional Class shares bear no such 12b-1 fees, the Fund's Institutional Class shares are expected to have a higher total return than the Fund's Investor Class shares. Neither class of shares of the Fund has conversion rights into or may be exchanged for the other class of shares of the Fund or of any other investment portfolio of Undiscovered Managers Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Investor Class shares for the past five years. Certain information reflects financial results for a single Investor Class share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Investor Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, dated October 17, 2003, along with Undiscovered Managers Funds' financial statements, are included in Undiscovered Managers Funds' 2003 Annual Report to Shareholders, which is available upon request.

                                                                         BEHAVIORAL GROWTH FUND
                                      -------------------------------------------------------------------------------------------
                                                                             INVESTOR CLASS
                                      -------------------------------------------------------------------------------------------
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      AUGUST 31, 2003    AUGUST 31, 2002    AUGUST 31, 2001    AUGUST 31, 2000    AUGUST 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $         12.07    $         14.32    $         30.21    $         21.31    $         11.85
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Income from Investment Operations:
  Net investment loss                           (0.18)             (0.21)             (0.28)             (0.38)             (0.20)
  Net realized and unrealized gain
    (loss) on investments                        6.38              (2.04)            (14.47)              9.28               9.66
                                      ---------------    ---------------    ---------------    ---------------    ---------------
  Total Income (Loss) from
    Investment Operations                        6.20              (2.25)            (14.75)              8.90               9.46
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Less Distributions:
  Distributions from realized gains              0.00               0.00              (1.14)              0.00               0.00
                                      ---------------    ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net
  asset value                                    6.20              (2.25)            (15.89)              8.90               9.46
                                      ---------------    ---------------    ---------------    ---------------    ---------------

NET ASSET VALUE, END OF YEAR          $         18.27    $         12.07    $         14.32    $         30.21    $         21.31
                                      ===============    ===============    ===============    ===============    ===============
TOTAL RETURN                                    51.37%            (15.71)%           (49.82)%            41.76%             79.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (in 000s)     $        10,230    $         6,301    $         8,114    $        19,077    $         4,590
Ratios to average net assets (+):
  Net investment loss including
    reimbursement                               (1.32)%            (1.51)%            (1.51)%            (1.32)%            (1.09)%
  Operating expenses including
    reimbursement                                1.65%              1.65%              1.65%              1.65%              1.65%
Portfolio turnover rate                           129%                94%                97%                90%                72%

 + The operating expenses may reflect a reduction of the advisory fee, an allocation of expenses to the Investment Adviser, or both.

    Had such actions not been taken, the ratios would have been as follows:
    Net investment loss                         (1.49)%            (1.70)%            (1.64)%            (1.49)%            (1.77)%
    Operating expenses                           1.82%              1.84%              1.78%              1.82%              2.33%

----------
Per share data is calculated based upon the average shares outstanding during the period.

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

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

                                 PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with U.S. federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose nonpublic personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by U.S. or other applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and may not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

                  WHERE TO GET MORE INFORMATION ABOUT THE FUND

To find out more information about Undiscovered Managers Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION
The SAI provides more information about the Fund. It is filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Fund's investments is available in Undiscovered Managers Funds' annual and semi-annual reports to shareholders. In Undiscovered Managers Funds' most recent annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The auditors' report and financial statements included in Undiscovered Managers Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus.

The SAI and Undiscovered Managers Funds' annual and semi-annual reports to shareholders are available, without charge, upon request. To obtain free copies of the SAI, Undiscovered Managers Funds' annual and semi-annual reports to shareholders, request other information and discuss your questions about the Fund, you may call toll free 1-800-348-4782 or write to:

                          JPMorgan Funds Service Center
                          P.O. Box 219392
                          Kansas City, MO 64121-9392

You may also view or download this Prospectus, the SAI and other information about the Fund on our Internet site at http://www.undiscoveredmanagers.com.

You can also review and copy the SAI and other information about the Fund at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    (Undiscovered Managers Funds' SEC Investment
                                            Company Act file number is 811-8437)


                                                                  PR-UMBGINV-204